UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 19, 2007
Oracle Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51788	54-2185193

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02    Results of Operations and Financial Condition
On December 19, 2007, Oracle Corporation issued a press release announcing financial results for its fiscal second quarter ended November 30, 2007. A copy of this press release is furnished as Exhibit 99.1 to this report.
Section 9 — Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)	Exhibits

99.1	Financial Results Press Release dated December 19, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION
Date: December 19, 2007	By:	/s/ William Corey West
William Corey West
Vice President, Corporate Controller and Chief Accounting Officer

Exhibit Index
99.1	Press Release dated December 19, 2007